Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Abilene Clinic Asset Holding Company, LLC (DE)
Abilene Hospital, LLC (DE)
Abilene Merger, LLC (DE)
Access Center Services, LLC (DE)
AF-CH-HH, LLC# (DE)
Affinity Cardio-Thoracic Specialists, LLC (DE)
Affinity Cardiovascular Specialists, LLC (DE)
Affinity Gastroenterology ASC, LLC* (DE)
Affinity Health Systems, LLC (DE)
Affinity Hospital, LLC (DE)	d/b/a Grandview Medical Center
Affinity Orthopaedic ASC, LLC* (DE)
Affinity Orthopedic Specialists, LLC (DE)
Affinity Physician Services, LLC (DE)
Affinity Radiation Therapy Services, LLC (DE)
Affinity Skilled Nursing, LLC (DE)
Affinity Urology ASC, LLC* (DE)
Alabama HMA Physician Management, LLC (AL)
Alliance Health Partners, LLC (MS)
Ambulance Services of Dyersburg, Inc. (TN)
Ambulance Services of McNairy, Inc. (TN)
Amory HMA Physician Management, LLC (MS)
Amory HMA, LLC (MS)
Angelo Community Healthcare Services, Inc. (TX)
Anniston HMA, LLC (AL)
Arizona ASC Management, Inc. (AZ)
Arizona Medco, LLC (DE)
Arkansas HMA Regional Service Center, LLC (AR)
Arkansas Medical Imaging JV, LLC (DE)
ARMC, L.P. (DE)
Bartow HMA, LLC (FL)
Batesville HMA Medical Group, LLC (MS)
Bayfront Ambulatory Surgical Center, LLC (DE)
Bayfront Health Imaging Center, LLC (DE)
Bayfront HMA Convenient Care, LLC (FL)
Bayfront HMA Healthcare Holdings, LLC (FL)
Bayfront HMA Medical Center, LLC (FL)
Bayfront HMA Physician Management, LLC (FL)
Bayfront HMA Real Estate Holdings, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Bayfront HMA Wellness Center, LLC (FL)
BH Trans Company, LLC (DE)
Biloxi Health System, LLC# (DE)
Biloxi H.M.A., LLC# (MS)	d/b/a Merit Health Biloxi
Biloxi HMA Physician Management, LLC# (MS)
Birmingham Holdings II, LLC (DE)
Birmingham Holdings, LLC (DE)
Birmingham Home Care Services, LLC# (DE)
Blackwell HMA, LLC (OK)
Blackwell HMPN, LLC (OK)
Bluefield Holdings, LLC (DE)
Bluffton Health System LLC (DE)	d/b/a Bluffton Regional Medical Center
Bluffton Physician Services, LLC (DE)
Brandon HB Medical Services, LLC (DE)
Brandon HMA, LLC (MS)	d/b/a Merit Health Rankin
Brandon Physician Management, LLC (DE)
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA)
Bravera Urgent Care, LLC (DE)
Brevard HMA Holdings, LLC (FL)
Brooksville HMA Physician Management, LLC (FL)
Brownsville Clinic Corp. (TN)
Brownsville Hospital Corporation (TN)
Brownwood Asset Holding Company, LLC (DE)
Brownwood Hospital, L.P. (DE)
Brownwood Medical Center, LLC (DE)
Bullhead City Clinic Corp. (AZ)
Bullhead City Hospital Corporation (AZ)	d/b/a Western Arizona Regional Medical Center
Bullhead City Hospital Investment Corporation (DE)
Bullhead City Imaging Corporation (AZ)
Cadence Solutions, Inc.# (DE)
Cahaba Orthopedics, LLC (DE)
Campbell County HMA, LLC (TN)	d/b/a LaFollette Medical Center
Carlisle HMA Physician Management, LLC (PA)
Carlisle HMA Surgery Center, LLC (PA)
Carlisle HMA, LLC (PA)
Carlisle Medical Group, LLC (PA)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Carlsbad Medical Center, LLC (DE)	d/b/a Carlsbad Medical Center
Carolinas Holdings, LLC (DE)
Carolinas JV Holdings General, LLC (DE)
Carolinas JV Holdings II, LLC (DE)
Carolinas JV Holdings, L.P. (DE)
Carolinas Medical Alliance, Inc. (SC)
Cedar Park Clinic Asset Holding Company, LLC (DE)
Cedar Park Health System, L.P.* (DE)	d/b/a Cedar Park Regional Medical Center
Cedar Park Surgery Center, LLC# (TX)
Cedar Park Surgery Center, L.L.P.# (TX)
Center for Adult Healthcare, LLC (DE)
Center for Pain Management, LLC# (DE)
Central Florida HMA Holdings, LLC (DE)
Central States HMA Holdings, LLC (DE)
Champion Sports Medicine Birmingham, LLC# (DE)
Chester HMA Physician Management, LLC (SC)
Chester HMA, LLC (SC)
Chester Medical Group, LLC (SC)
Chesterton Surgery Center, LLC* (DE)
CHHS Development Company, LLC (DE)
CHHS Hospital Company, LLC (DE)
CHS Data Science Services, LLC (DE)
CHS PSO, LLC (DE)
CHS Realty Holdings I, LLC (TN)
CHS Realty Holdings II, LLC (TN)
CHS Realty Holdings III, LLC (DE)
CHS Realty Holdings Joint Venture (TN)
CHS Receivables Funding, LLC (DE)
CHS Shared Business Operations, LLC (DE)
CHS Tennessee Holdings, LLC (DE)
CHS Virginia Holdings, LLC (DE)
CHS Washington Holdings, LLC (DE)
CHS/Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. Political Action Committee
CHS-ASC, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

CHSPSC ACO 1, LLC (DE)
CHSPSC ACO 10, LLC (DE)
CHSPSC ACO 11, LLC (DE)
CHSPSC ACO 12, LLC (DE)
CHSPSC ACO 13, LLC (DE)
CHSPSC ACO 14, LLC (DE)
CHSPSC ACO 15, LLC (DE)
CHSPSC ACO 16, LLC (DE)
CHSPSC ACO 17, LLC (DE)
CHSPSC ACO 18, LLC (DE)
CHSPSC ACO 19, LLC (DE)
CHSPSC ACO 2, LLC (DE)
CHSPSC ACO 20, LLC (DE)
CHSPSC ACO 21, LLC (DE)
CHSPSC ACO 22, LLC (DE)
CHSPSC ACO 23, LLC (DE)
CHSPSC ACO 24, LLC (DE)
CHSPSC ACO 25, LLC (DE)
CHSPSC ACO 26, LLC (DE)
CHSPSC ACO 27, LLC (DE)
CHSPSC ACO 28, LLC (DE)
CHSPSC ACO 29, LLC (DE)
CHSPSC ACO 3, LLC (DE)
CHSPSC ACO 30, LLC (DE)
CHSPSC ACO 4, LLC (DE)
CHSPSC ACO 5, LLC (DE)
CHSPSC ACO 6, LLC (DE)
CHSPSC ACO 7, LLC (DE)
CHSPSC ACO 8, LLC (DE)
CHSPSC ACO 9, LLC (DE)
CHSPSC ACO Holdings, LLC (DE)
CHSPSC Leasing, Inc. (DE)
CHSPSC, LLC (DE)
Citrus HMA, LLC (FL)
Clarksdale HMA Physician Management, LLC (MS)
Clarksdale HMA, LLC (MS)
Clarksville Endoscopy Center, LLC* (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Clarksville Health System, G.P.* (DE)	d/b/a Tennova Healthcare - Clarksville
Clarksville Holdings, LLC (DE)
Clarksville Home Care Services, LLC# (DE)
Clarksville Imaging Center, LLC# (TN)
Clarksville Physician Services, G.P.* (DE)
Clarksville Surgicenter, LLC# (TN)
Cleveland Hospital Company, LLC (TN)
Cleveland Medical Clinic, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Tennessee Hospital Company, LLC (DE)
Clinical Provider Resources, LLC (DE)
Clinton HMA, LLC (OK)
Clinton HMPN, LLC (OK)
Coast Imaging, LLC# (MS)
Coatesville Hospital Corporation (PA)
Cocke County HMA, LLC (TN)	d/b/a Newport Medical Center
Coffee Hospital Management Associates, Inc. (TN)
College Station Hospital, L.P. (DE)
College Station Medical Center, LLC (DE)
College Station Merger, LLC (DE)
College Station RHC Company, LLC (DE)
Collier Boulevard HMA Physician Management, LLC (FL)
Collier HMA Neurological Vascular Medical Group, LLC (FL)
Collier HMA Physician Management, LLC (FL)
Commonwealth Health Clinically Integrated Network, LLC (DE)
Commonwealth Health IDTF, LLC (DE)
Commonwealth Physician Network, LLC (DE)
Community GP Corp. (DE)
Community Health Investment Company, LLC (DE)
Community Health Physicians Operations Holding Company, LLC (DE)
Community Health Systems Foundation (TN)
Community Health Systems, Inc. (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Community Insurance Group SPC, LTD. (Cayman Islands)
Compass Imaging, LLC# (MS)
CP Hospital GP, LLC (DE)
CP Premier Urgent Care JV, LLC# (DE)
CPLP, LLC (DE)
Credentialing Verification Services, LLC (DE)
Crestview Hospital Company, LLC (FL)	d/b/a North Okaloosa Medical Center
Crestview Professional Condominiums Association, Inc.* (FL)
Crestview Surgery Center, L.P. (TN)
Crestwood HB Medical Services, LLC (DE)
Crestwood Healthcare, L.P. (DE)	d/b/a Crestwood Medical Center
Crestwood Hospital LP, LLC (DE)
Crestwood Hospital, LLC (DE)
Crestwood Occupational Medicine/Convenient Care, LLC (DE)
Crestwood Physician Services, LLC (DE)
Crestwood Surgery Center, LLC (DE)
Crossgates HMA Medical Group, LLC (MS)
Crystal River HMA Physician Management, LLC (FL)
CSMC, LLC (DE)
Dallas Phy Service, LLC (DE)
Dallas Physician Practice, L.P. (DE)
DCF (TX)
Deaconess Health System, LLC* (OK)
Deaconess Holdings, LLC (DE)
Deaconess Hospital Holdings, LLC (DE)
Deaconess Metropolitan Physicians, LLC (DE)
Deaconess Physician Services, LLC (DE)
Dedicated Surgery Center, LLC (DE)
Deming Home Care Services, LLC# (DE)
Desert Hospital Holdings, LLC (DE)
Detar Hospital, LLC (DE)
Detar/USP Surgery Center, LLC# (TX)
DFW Physerv, LLC (DE)
DH Cardiology, LLC (DE)
DHFW Holdings, LLC (DE)
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)
Diagnostic Imaging of Brandywine Valley, LP (PA)
Dukes Health System, LLC (DE)	d/b/a Dukes Memorial Hospital

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Dukes Physician Services, LLC (DE)
Dupont Business and Medical Park Association, Inc.# (IN)
Dupont Hospital, LLC* (DE)	d/b/a Dupont Hospital
Durant H.M.A., LLC* (OK)	d/b/a AllianceHealth Durant
Durant HMA Physician Management, LLC (OK)
Dyersburg Clinic Corp. (TN)
Dyersburg HBP Medical Group, LLC (DE)
Dyersburg Hospital Company, LLC (TN)
East Georgia HMA Physician Management, LLC (GA)
East Georgia Regional Medical Center, LLC* (GA)	d/b/a East Georgia Regional Medical Center
East Tennessee Clinic Corp. (TN)
Easton Hospital Malpractice Assistance Fund, Inc. (PA)
EGF, LLC (DE)
El Dorado Surgery Center, L.P.* (DE)
EL MED, LLC (DE)
Eligibility Screening Services, LLC (DE)
Emporia Clinic Corp. (VA)
Emporia Hospital Corporation (VA)
Enterprise Clinic, LLC (DE)
Fallbrook Hospital Corporation (DE)
First Choice Health Plan of Mississippi, LLC# (MS)
Florida HMA Holdings, LLC (DE)
Florida HMA Regional Service Center, LLC (FL)
Florida West Coast Health Alliance, LLC (DE)
Flowers HB Medical Services, LLC (DE)
Flowood HB Medical Services, LLC (DE)
Flowood Mississippi Imaging, LLC (DE)
Flowood River Oaks HMA Medical Group, LLC (MS)
FMG PrimeCare, LLC (DE)
Foley ASC, LLC* (DE)
Foley Clinic Corp. (AL)
Foley Hospital Company, LLC (AL)	d/b/a Baldwin Health
Fort Smith HMA PBC Management, LLC (AR)
Fort Smith HMA Physician Management, LLC (AR)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Fort Smith HMA, LLC (AR)
Frankfort Health Partner, Inc. (IN)
Franklin Clinic Corp. (VA)
Franklin Hospital Corporation (VA)
FSED Management of Northwest Arkansas, LLC (DE)
FSED Management of West Florida, LLC (DE)
FWBH, LLC# (DE)
Gadsden HB Medical Services, LLC (DE)
Gadsden Home Care Services, LLC# (DE)
Gadsden Regional Medical Center, LLC (DE)	d/b/a Gadsden Regional Medical Center
Gadsden Regional Physician Group Practice, LLC (DE)
Gadsden Regional Primary Care, LLC (AL)
Gadsden Surgery Center, Ltd.* (AL)
Gaffney Clinic Company, LLC (DE)
Gaffney H.M.A., LLC (SC)
Granbury Clinic Asset Holding Company, LLC (DE)
Granbury Hospital Corporation (DE)	d/b/a Lake Granbury Medical Center
Granbury Mammography JV, LLC# (DE)
Grandview Medical Group Research, LLC (DE)
Granger Surgery Center, LLC* (IN)
GRB Real Estate, LLC (DE)
Greenbrier Valley Anesthesia, LLC (DE)
Greenbrier Valley Emergency Physicians, LLC (DE)
Greenbrier VMC, LLC (DE)
GRMC Holdings, LLC (DE)
Gulf Coast HMA Physician Management, LLC (FL)
Gulf South Surgery Center, LLC# (MS)
Haines City HMA Physician Management, LLC (FL)
Haines City HMA Urgent Care, LLC (FL)
Haines City HMA, LLC (FL)
Hallmark Healthcare Company, LLC (DE)
Harrison HMA, LLC (MS)
Harton Clinic Company, LLC (DE)
Hattiesburg HB Medical Services, LLC (DE)
Hattiesburg Home Care Services, LLC# (DE)
Health Education Services, LLC (DE)
Health Management Associates, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Health Management Associates, LP (DE)
Health Management General Partner I, LLC (DE)
Health Management General Partner, LLC (DE)
Health Management Information Technology, LLC (DE)
Health Management Intellectual Properties, LLC (TX)
Health Management Physician Associates, LLC (DE)
HealthTrust Purchasing Group, L.P.# (DE)
Healthwest Holdings, Inc. (AZ)
Heritage Healthcare Innovation Fund II, LP# (DE)
Heritage Healthcare Innovation Fund III, LP# (DE)
Hernando HMA, LLC (FL)
Highland Health Systems, Inc. (TX)
Highway 90 Development, LLC (FL)
Hill Country ASC Partners, L.L.C.# (TX)
Hill Regional Clinic Corp. (TX)
HIM Central Services, LLC (DE)
HMA Bayflite Services, LLC (FL)
HMA CAT, LLC (TX)
HMA Fentress County General Hospital, LLC (TN)
HMA Hospital Holdings, LP (DE)
HMA Lake Shore, Inc. (FL)
HMA MRI, LLC (TX)
HMA Professional Services Group, LP (DE)
HMA Santa Rosa Medical Center, LLC (FL)	d/b/a Santa Rosa Medical Center
HMA Services GP, LLC (DE)
HMA/Solantic Joint Venture, LLC# (DE)
HMA-TRI Holdings, LLC (DE)
Hobbs Medco, LLC (DE)
HOF ASC Holdings, LLC (DE)
Hood Medical Group (TX)
Hood Medical Services, Inc. (TX)
Hospital Laundry Services, Inc.# (IN)
Hospital Management Associates, LLC (FL)
Hospital Management Services of Florida, LP (FL)
Hospital of Fulton, Inc. (KY)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Hospital of Morristown, LLC (TN)
Hot Springs Outpatient Surgery Center, G.P. (AR)
HP LRHS Land, LLC# (IN)
HTI Tucson Rehabilitation, Inc. (AZ)
Imaging JV Holdings, LLC (DE)
INACTCO, Inc. (DE)
Intermountain Medical Group, Inc. (PA)
IOM Health System, L.P.* (IN)	d/b/a Lutheran Hospital of Indiana
Jackson County Heart ASC#, LLC (DE)
Jackson HB Medical Services, LLC (DE)
Jackson HMA North Medical Office Building, LLC (MS)
Jackson HMA, LLC (MS)	d/b/a Merit Health Central
Jackson Home Care Services, LLC# (DE)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC (TN)
Jamestown HMA Physician Management, LLC (TN)
Jefferson ASC, LLC* (DE)
Jefferson ASC Holdings, LLC* (DE)
Jefferson County HMA, LLC (TN)	d/b/a Jefferson Memorial Hospital
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA)
Jourdanton Hospital Corporation (TX)
Kay County Clinic Company, LLC (OK)
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)
Kennett HMA Physician Management, LLC (MO)
Kennett HMA, LLC (MO)
Key West HMA Physician Management, LLC (FL)
Key West HMA, LLC (FL)	d/b/a Lower Keys Medical Center
Key West Home Health, LLC# (FL)
Key West Private Care, LLC# (FL)
Keystone HMA Property Management, LLC (PA)
Kirksville Clinic Corp. (MO)
Kirksville Home Care Services, LLC# (MO)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Kirksville Hospital Company, LLC (DE)
Kirksville Missouri Hospital Company, LLC* (MO)	d/b/a Northeast Regional Medical Center
Kirksville Physical Therapy Services, LLC (DE)
Knox Hospital Company, LLC (DE)	d/b/a Northwest Health – Starke
Knoxville Center for Behavioral Medicine, LLC# (DE)
Knoxville HB Medical Services, LLC (DE)
Knoxville HMA Cardiology PPM, LLC (TN)
Knoxville HMA Development, LLC (TN)
Knoxville HMA Holdings, LLC (TN)
Knoxville HMA Homecare DME & Hospice, LLC (TN)
Knoxville HMA JV Holdings, LLC (TN)
Knoxville HMA Mission Services, LLC (TN)
Knoxville HMA Physician Management, LLC (TN)
Knoxville HMA Wellness Center, LLC (TN)
Knoxville Rehabilitation Hospital, LLC# (DE)
Knoxville, Tennessee Turkey Creek MOB, LLC (DE)
Kosciusko Ambulance Services, LLC (DE)
Kosciusko Medical Group, LLC (DE)
La Porte and Starke EMS, LLC (DE)
La Porte Clinic Company, LLC (DE)
La Porte Health System, LLC (DE)
La Porte Home Care Services, LLC# (DE)
La Porte Hospital Company, LLC (DE)	d/b/a Northwest Health – La Porte
La Porte Occupational Health Services, LLC (DE)
Lake Granbury HB Medical Services, LLC (DE)
Lake Granbury Hospital-Based Professional Services (TX)
Lake Shore HMA Medical Group, LLC (FL)
Lake Shore HMA, LLC (FL)
Lake Wales Clinic Corp. (FL)
Lake Wales Hospital Corporation (FL)
Lakeway Hospital Company, LLC (TN)
Lancaster Clinic Corp. (SC)
Lancaster HMA Physician Management, LLC (PA)
Lancaster HMA, LLC (PA)
Lancaster Hospital Corporation (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Lancaster Imaging Center, LLC (SC)
Lancaster Medical Group HMA, LLC (PA)
Lancaster Medical Group, LLC (PA)
Lancaster Outpatient Imaging, LLC (PA)
Langtree Endoscopy Center, LLC* (DE)
Laredo Digestive Health Center, L.L.C.* (TX)
Laredo Texas Hospital Company, L.P. (TX)	d/b/a Laredo Medical Center
Las Cruces ASC-GP, LLC (DE)
Las Cruces HB Medical Services, LLC (DE)
Las Cruces Home Care Services, LLC# (DE)
Las Cruces Medical Center, LLC (DE)	d/b/a Mountain View Regional Medical Center
Las Cruces Physician Services, LLC (DE)
Las Cruces Surgery Center – Telshor, LLC (DE)
Las Cruces Surgery Center, L.P.* (DE)
Lea Regional Hospital, LLC (DE)
Lebanon HMA Physician Management, LLC (TN)
Lebanon HMA Surgery Center, LLC (TN)
Lebanon HMA, LLC (TN)
Lehigh HMA, LLC (FL)
LHT Knoxville Properties, LLC# (DE)
Little Rock HMA, Inc. (AR)
Live Oak HMA Medical Group, LLC (FL)
Live Oak HMA, LLC (FL)
Lone Star HMA, L.P. (DE)
Longview Clinic Operations Company, LLC (DE)
Longview Medical Center, L.P. (DE)	d/b/a Longview Regional Medical Center
Longview Merger, LLC (DE)
Longview Regional Hospital-Based Professional Services (TX)
Louisburg HMA Physician Management, LLC (NC)
Lower Florida Keys Physician/Hospital Organization, Inc.# (FL)
LRH, LLC (DE)
Lutheran HBP Services, LLC (DE)
Lutheran Health Imaging, LLC (DE)
Lutheran Health Network Investors, LLC* (DE)
Lutheran Health Network of Indiana, LLC (DE)
Lutheran Health Quality Alliance, LLC (DE)
Lutheran Medical Group, LLC (DE)
Lutheran Medical Office Park Phase II Property Owners Association, Inc.# (IN)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Lutheran Medical Office Park Property Owners Association, Inc.# (IN)
Lutheran Musculoskeletal Center, LLC* (DE)	d/b/a The Orthopaedic Hospital of Lutheran Health Network
Lutheran/TRMA Network, LLC# (IN)
Madison Clinic Corp. (TN)
Madison Health System, LLC# (DE)
Madison HMA Physician Management, LLC# (MS)
Madison HMA, LLC# (MS)	d/b/a Merit Health Madison
Marion Physician Services, LLC (DE)
Marshall County HMA, LLC (OK)	d/b/a AllianceHealth Madill
Marshall County HMPN, LLC (OK)
Martin Clinic Corp. (TN)
Martin Hospital Company, LLC (TN)
Mary Black Health System LLC (DE)
Mary Black Medical Office Building Limited Partnership (SC)
Mary Black MOB II Limited Partnership (SC)
Mary Black Physician Services, LLC (DE)
Mary Black Physicians Group, LLC (DE)
Mat-Su Valley III, LLC* (AK)
Mat-Su Valley Medical Center, LLC* (AK)	d/b/a Mat-Su Regional Medical Center
Mayes County HMA, LLC (OK)
Mayes County HMPN, LLC (OK)
MBBG, LLC* (AL)
MBDD, LLC (DE)
McKenna Court Homes, LLC (DE)
McNairy Clinic Corp. (TN)
McNairy Hospital Corporation (TN)
MCSA, L.L.C. (AR)
Medical Center of Brownwood, LLC (DE)
MEDSTAT, LLC (IN)
Melbourne HMA, LLC (FL)
Mercy Cardiovascular Cath Lab, LLC# (PA)
Mesquite HMA General, LLC (DE)
Metro Knoxville HMA, LLC (TN)	d/b/a Turkey Creek Medical Center; North Knoxville Medical Center
Middlebrook ASC, LLC* (DE)
Middlebrook Property Partners, LLC# (DE)
Midwest City HMA Physician Management, LLC* (OK)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Midwest Regional Medical Center, LLC* (OK)
Mississippi HMA Holdings I, LLC (DE)
Mississippi HMA Holdings II, LLC (DE)
Mississippi HMA Hospitalists, LLC (MS)
Missouri HB Medical Services, LLC (DE)
Moberly Hospital Company, LLC (DE)	d/b/a Moberly Regional Medical Center
Moberly Medical Clinics, Inc. (MO)
Mooresville HMA Investors, LLC* (NC)
Mooresville HMA Physician Management, LLC (NC)
Mooresville Hospital Management Associates, LLC (NC)	d/b/a Lake Norman Regional Medical Center
Mooresville PPM, LLC (NC)
Morristown Clinic Corp. (TN)
Morristown Surgery Center, LLC (TN)
Munroe HMA HMPN, LLC (FL)
Munroe HMA Holdings, LLC (FL)
Munroe HMA Hospital, LLC (FL)
Naples HB Anesthesia Services, LLC (DE)
Naples HMA, LLC (FL)	d/b/a Physicians Regional Medical Center – Pine Ridge; Physicians Regional Medical Center – Collier
Natchez Clinic Company, LLC (DE)
Natchez HB Medical Services, LLC (DE)
Natchez HBP Services, LLC (DE)
Natchez Hospital Company, LLC (DE)	d/b/a Merit Health Natchez
National Healthcare of Leesville, Inc. (DE)
National Healthcare of Newport, Inc. (DE)
Navarro Hospital, L.P. (DE)	d/b/a Navarro Regional Hospital
Navarro Regional, LLC (DE)
NC-DSH, LLC (DE)
New Cedar Lake Surgery Center, LLC# (MS)
Newport Physician Clinics, Inc. (AR)
North Okaloosa Clinic Corp. (FL)
North Okaloosa Home Health, LLC# (FL)
North Okaloosa Medical Company, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

North Okaloosa Surgery Venture Corp. (FL)
Northampton Cardiology Clinic, LLC (DE)
Northampton Clinic Company, LLC (DE)
Northampton Hospital Company, LLC (DE)
Northampton Physician Services Corp. (PA)
Northampton Urgent Care, LLC (DE)
Northern Indiana Oncology Center of Porter Memorial Hospital, LLC* (IN)
Northwest Allied Physicians, LLC (DE)
Northwest Arkansas Employees, LLC (DE)
Northwest Arkansas HBP Services, LLC (DE)
Northwest Arkansas Hospitals, LLC (DE)	d/b/a Northwest Medical Center – Bentonville; Northwest Medical Center – Springdale; Willow Creek Women’s Hospital
Northwest Arkansas Paramed Transfer, LLC (DE)
Northwest Benton County Physician Services, LLC (DE)
Northwest Cardiology, LLC (DE)
Northwest HBP Medical Services, LLC (DE)
Northwest Hospital Cardiac Diagnostics, L.P. (TN)
Northwest Hospital, LLC (DE)	d/b/a Northwest Medical Center
Northwest Imaging Associates, LLC (DE)
Northwest Indiana Health System, LLC* (DE)
Northwest Physicians, LLC (AR)
Northwest Sahuarita Hospital, LLC (DE)	d/b/a Northwest Medical Center Sahuarita; Northwest Medical Center Houghton
Northwest Therapy Holdings, LLC (DE)
Northwest Urgent Care, LLC (DE)
Northwest Women’s Health, LLC (DE)
Northwest-Sparks Quality Alliance, LLC (DE)
NOV Holdings, LLC (DE)
NRH, LLC (DE)
Oak Hill Clinic Corp. (WV)
Oak Hill Hospital Corporation (WV)
Oklahoma City ASC-GP, LLC (DE)
Olive Branch Clinic Corp. (MS)
Olive Branch Hospital, Inc. (MS)
One Boyertown Properties, L.P.# (PA)
Open Air of MSLOU, L.L.C. (LA)
OPS Dupont, LLC (DE)
Oro Valley Hospital, LLC (DE)	d/b/a Oro Valley Hospital

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Pacific Group ASC Division, Inc. (AZ)
Pacific Physicians Services, LLC (DE)
Palmer-Wasilla Health System, LLC (DE)
Palmetto Tri-County Medical Specialists, LLC (DE)
Parkway Regional Medical Clinic, Inc. (KY)
Pasco Hernando HMA Physician Management, LLC* (FL)
Pasco Regional Medical Center, LLC (FL)
Payson Healthcare Management, Inc. (AZ)
Payson Hospital Corporation (AZ)
Peckville Hospital Company, LLC (DE)
Pecos Valley of New Mexico, LLC (DE)
Petersburg Hospital Company, LLC (VA)
Pflugerville Surgery Center, LLC# (TX)
Phoenixville Hospital Company, LLC (DE)
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA)
Physician Practice Support, LLC (TN)
Piedmont Surgical Center of Excellence, LLC (DE)
Piney Woods Healthcare System, L.P.* (DE)	d/b/a Woodland Heights Medical Center
Poplar Bluff HMA Physician Management, LLC (MO)
Poplar Bluff Regional Medical Center, LLC (MO)	d/b/a Poplar Bluff Regional Medical Center
Port Charlotte HBP Services, LLC (DE)
Port Charlotte HMA Physician Management, LLC (FL)
Port Charlotte HMA, LLC (FL)	d/b/a ShorePoint Health Port Charlotte
Porter Health Services, LLC (DE)
Porter Hospital, LLC* (DE)	d/b/a Northwest Health - Porter
Porter Physician Services, LLC (DE)
Pottstown Hospital Company, LLC (DE)
Pottstown Hospital Corporation (PA)
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA)
PremierCare of Northwest Arkansas, LLC (AR)
PremierCare Super PHO, LLC (DE)
Professional Account Services Inc. (TN)
Punta Gorda HB Medical Services, LLC (DE)
Punta Gorda HMA Physician Management, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Punta Gorda HMA, LLC (FL)	d/b/a ShorePoint Health Punta Gorda
Punta Gorda Medical Arts Center Association, Inc. (FL)
QHG Georgia Holdings II, LLC (DE)
QHG Georgia Holdings, Inc. (DE)
QHG Georgia, LP (GA)
QHG of Barberton, Inc. (OH)
QHG of Bluffton Company, LLC (DE)
QHG of Clinton County, Inc. (IN)
QHG of Enterprise, Inc. (AL)	d/b/a Medical Center Enterprise
QHG of Forrest County, Inc. (MS)
QHG of Fort Wayne Company, LLC (DE)
QHG of Hattiesburg, Inc. (MS)
QHG of Ohio, Inc. (OH)
QHG of South Carolina, Inc. (SC)
QHG of Spartanburg, Inc. (SC)
QHG of Springdale, Inc. (AR)
QHG of Texas, Inc. (TX)
QHG of Warsaw Company, LLC (DE)
Regional Cardiology Group, LLC (DE)
Regional Clinics of Longview (TX)
Regional Employee Assistance Program (TX)
Regional Hospital of Longview, LLC (DE)
Rehab Hospital of Fort Wayne, LLC# (DE)
Revenue Cycle Service Center, LLC (DE)
RHFW Holdings, LLC (DE)
River Oaks Hospital, LLC (MS)	d/b/a Merit Health River Oaks
River Oaks Management Company, LLC (MS)
River Oaks Medical Office Building, LLC (MS)
River Region Medical Corporation (MS)
Riverpark ASC, LLC# (LA)
Rockledge HMA Convenient Care, LLC (FL)
Rockledge HMA Medical Group, LLC (FL)
Rockledge HMA Urgent Care, LLC (FL)
Rockledge HMA, LLC (FL)
ROH, LLC (MS)	d/b/a Merit Health Woman’s Hospital
Ronceverte Physician Group, LLC (DE)
Rose City HMA Medical Group, LLC (PA)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Rose City HMA, LLC (PA)
Roswell Clinic Corp. (NM)
Roswell Hospital Corporation (NM)	d/b/a Eastern New Mexico Medical Center
Ruston Hospital Corporation (DE)
Ruston Louisiana Hospital Company, LLC (DE)
SACMC, LLC (DE)
Salem Clinic Corp. (NJ)
Salem Home Care Services, LLC (DE)
Salem Hospital Corporation (NJ)
Salem Medical Professionals, Inc. (NJ)
Samaritan Surgicenters of Arizona II, LLC (AZ)
San Angelo Community Medical Center, LLC (DE)
San Angelo Hospital, L.P. (DE)
San Angelo Medical, LLC (DE)
Santa Rosa HB Medical Services, LLC (DE)
Santa Rosa HMA Physician Management, LLC (FL)
Scott County HMA, LLC (TN)
Scranton Cardiovascular Physician Services, LLC (DE)
Scranton Clinic Company, LLC (DE)
Scranton Emergency Physician Services, LLC (DE)
Scranton GP Holdings, LLC (DE)
Scranton Holdings, LLC (DE)
Scranton Hospital Company, LLC (DE)	d/b/a Regional Hospital of Scranton; Moses Taylor Hospital
Scranton Hospitalist Physician Services, LLC (DE)
Scranton Quincy Ambulance, LLC (DE)
Scranton Quincy Clinic Company, LLC (DE)
Scranton Quincy QRFS, LLC (DE)
Sebastian HMA Physician Management, LLC (FL)
Sebastian Home Care Services, LLC# (DE)
Sebastian Hospital, LLC (FL)
Sebastopol, LLC (DE)
Sebring HMA Physician Management, LLC (FL)
Sebring Hospital Management Associates, LLC (FL)
Select Specialty Hospital - Tucson, LLC# (DE)
Select Tucson Holdings, LLC# (DE)
Seminole HMA, LLC (OK)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Seminole HMPN, LLC (OK)
Sharon Clinic Company, LLC (DE)
Sharon Pennsylvania Hospital Company, LLC (DE)
Sharon Regional HBP Medical Group, LLC (DE)
Shelby Alabama Real Estate, LLC (DE)
Shelbyville Clinic Corp. (TN)
Shelbyville Home Care Services, LLC# (DE)
Shelbyville Hospital Company, LLC (TN)
Siloam Springs Arkansas Hospital Company, LLC (DE)	d/b/a Siloam Springs Regional Hospital; Northwest Health Physicians’ Specialty Hospital, a campus of Siloam Springs Regional Hospital
Siloam Springs Clinic Company, LLC (DE)
Siloam Springs Holdings, LLC (DE)
Silver Creek MRI, LLC (AZ)
SJ Home Care, LLC# (DE)
SkyRidge Clinical Associates, LLC (DE)
Solis Mammography at Navarro Regional Hospital, LLC# (DE)
Solis Mammography at Northwest Medical Center, LLC# (DE)
Solis Mammography at Northwest Medical Center Houghton, LLC# (DE)
Solis Mammography at Oro Valley Hospital, LLC# (DE)
South Abilene Radiology, LLC (DE)
South Arkansas Physician Services, LLC (DE)
SouthCrest, L.L.C. (OK)
Southeast HMA Holdings, LLC (DE)
Southern Arizona Urgent Care, LLC (AZ)
Southern Health Network, Inc.# (DE)
Southern Texas Medical Center, LLC (DE)
Southside Physician Network, LLC (DE)
Southwest Florida HMA Holdings, LLC (DE)
Southwest Physicians Risk Retention Group, Inc. (SC)
Sparks PremierCare, L.L.C. (AR)
Spokane Valley Washington Hospital Company, LLC (DE)
Spokane Washington Hospital Company, LLC (DE)
Spring Hill HMA Medical Group, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Springdale-Bentonville HBP Services, LLC (DE)
Sprocket Medical Management, LLC (TX)
SS ParentCo., LLC (DE)
St. Joseph Health System, LLC* (DE)	d/b/a Lutheran Downtown Hospital
Starke HMA Medical Group, LLC (FL)
Starke HMA, LLC (FL)
Statesboro HMA Medical Group, LLC (GA)
Statesboro HMA Physician Management, LLC (GA)
Statesville HMA Medical Group, LLC (NC)
Statesville HMA, LLC (NC)
Summit Surgical Suites, LLC# (IN)
Supply Chain Shared Service Center, LLC (DE)
Surgery Center of Key West, LLC* (FL)
Surgical Center of Carlsbad, LLC (DE)
Surgicare of Clarksville, LLC# (TN)
Surgicare of San Leandro, Inc. (CA)
Surgicare of Sherman, Inc. (TX)
Surgicare Outpatient Center of Lake Charles, Inc. (LA)
Surgicenters of America, Inc. (AZ)
Susitna ASC Holdings, LLC* (DE)
Susitna Surgery Center, LLC* (DE)
Tendo Systems, Inc.# (DE)
Tennessee HMA Holdings, LP (DE)
Tennova Medical Park Property Owner’s Association, Inc.* (TN)
Tennyson Holdings, LLC (DE)
Texas Bay Area Clinical Services, Inc.# (TX)
The Orthopaedic Hospital of Lutheran Health Network Medical Group, LLC (DE)
The Sleep Disorder Center of Wyoming Valley, LLC (PA)
The Surgeon’s Point Surgery Center, LLC# (TX)
The Surgery Center, LLC# (MS)
The Vicksburg Clinic, LLC (DE)
Timberland Medical Group (TX)
Tomball Ambulatory Surgery Center, L.P. (TX)
Tomball Texas Hospital Company, LLC (DE)
Triad Healthcare, LLC (DE)
Triad Holdings III, LLC (DE)
Triad Holdings IV, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Triad Holdings V, LLC (DE)
Triad Indiana Holdings, LLC* (DE)
Triad Nevada Holdings, LLC (DE)
Triad of Alabama, LLC (DE)	d/b/a Flowers Hospital
Triad of Arizona (L.P.), Inc. (AZ)
Triad of Phoenix, Inc. (AZ)
Triad-Arizona I, Inc. (AZ)
Triad-ARMC, LLC (DE)
Triad-El Dorado, Inc. (AR)
Triad-Navarro Regional Hospital Subsidiary, LLC (DE)
Triad-South Tulsa Hospital Company, Inc. (OK)
Tucson ASC Holdings, LLC# (DE)
Tucson Desert ASC, LLC (DE)
Tucson Home Care Services, LLC# (DE)
Tug Valley Healthcare Alliance, Inc. (WV)
Tullahoma HMA Physician Management, LLC (TN)
Tullahoma HMA, LLC (TN)
United Vascular of Huntsville*, LLC (DE)
Utilization Review Services, LLC (DE)
Valparaiso Home Care Services, LLC# (DE)
Van Buren H.M.A., LLC (AR)
Van Buren HMA Central Business Office, LLC (AR)
Vanderbilt-Ingram Cancer Center at Tennova Healthcare-Clarksville# (DE)
Venice HMA, LLC (FL)
Venice Home Care Services, LLC# (DE)
Vero Beach Florida ASC, LLC* (DE)
VHC Medical, LLC (DE)
Vicksburg HB Medical Services, LLC (DE)
Vicksburg Healthcare, LLC (DE)	d/b/a Merit Health River Region
Victoria Ambulatory Surgery Center, L.P.# (DE)
Victoria Hospital, LLC (DE)
Victoria of Texas, L.P. (DE)	d/b/a DeTar Hospital Navarro; DeTar Hospital North
Victoria Texas Home Care Services, LLC# (DE)
Virginia Hospital Company, LLC (VA)
Virtual Nursing Services, LLC (DE)
VirtualHealthConnect, LLC (DE)
Warren Ohio Hospital Company, LLC (DE)
Warren Ohio Rehab Hospital Company, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Warsaw Health System, LLC (DE)	d/b/a Lutheran Kosciusko Hospital
Washington Clinic Corp. (MS)
Washington Hospital Corporation (MS)
Washington Physician Corp. (MS)
Weatherford Hospital Corporation (TX)
Weatherford Texas Hospital Company, LLC (TX)
Webb County Texas Home Care Services, LLC# (DE)
Webb Hospital Corporation (DE)
Webb Hospital Holdings, LLC (DE)
Wesley Health System LLC (DE)	d/b/a Merit Health Wesley
Wesley Physician Services, LLC (DE)
West Grove Hospital Company, LLC (DE)
Western Arizona Regional Home Health and Hospice, LLC# (AZ)
Whitestone Holdco, LLC (DE)
WHMC, LLC (DE)
Wilkes-Barre Academic Medicine, LLC (DE)
Wilkes-Barre Behavioral Hospital Company, LLC (DE)
Wilkes-Barre Clinic Company, LLC (DE)
Wilkes-Barre Community Residential Unit, LLC (DE)
Wilkes-Barre Holdings, LLC (DE)
Wilkes-Barre Hospital Company, LLC (DE)	d/b/a Wilkes-Barre General Hospital
Wilkes-Barre Intermountain Clinic, LLC (DE)
Wilkes-Barre Personal Care Services, LLC (DE)
Wilkes-Barre Radiation Oncology, LLC# (DE)
Wiregrass Clinic, LLC (DE)
Women & Children’s Hospital, LLC (DE)
Women’s Health Partners, LLC (DE)
Women’s Health Specialists of Birmingham, Inc. (AL)
Women’s Health Specialists of Carlisle, LLC (PA)
Woodland Heights Medical Center, LLC (DE)
Woodward Clinic Company, LLC (DE)
Woodward Health System, LLC (DE)
Yakima HMA Physician Management, LLC (WA)
Yakima HMA, LLC (WA)
York Anesthesiology Physician Services, LLC (DE)
York Clinic Company, LLC (DE)
York Pathology Physician Services, LLC (DE)
York Pennsylvania Hospital Company, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/24

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Youngstown Ohio Hospital Company, LLC (DE)